Exhibit 10.3

Voting Rights Proxy Agreement

The Voting Rights Proxy Agreement (hereinafter referred to as “the Agreement”) was signed by the following parties in Beijing of the People’s Republic of China (“PRC”, excluding the Special Administrative Region of Hong Kong, the Special Administrative Region of Macau and Taiwan in the Agreement) on June 26, 2018:

Beijing Rongde Times Investment Management Co., Ltd., a limited liability company established and existing in accordance with PRC laws, with a unified social credit code of 9111010855143768XQ and the address at B1-D33, No.15-11 Zhongguancun Street, Haidian District, Beijing (“Client A”).

Beijing Zhongsi Zhida Investment Management Co., Ltd., a limited liability company established and existing in accordance with PRC laws, with a unified social credit code: of 911101083442412115 and the address at 340, 3/F, Building 1, Shangpinyuan, Baijiatuan, Haidian District, Beijing (“Client B”).

Li Meiliang, a natural person of Chinese nationality, ID Card No. [***].

Li Jinbiao, a natural person of Chinese nationality, ID Card No. [***].

(Client A, Client B, Li Meiliang and Li Jinbiao are collectively called the “Clients”.)

Jianzhi Century Technology (Beijing) Co., Ltd., a limited liability company established and existing in accordance with PRC laws, with a unified social credit code: of 91110108MA01BGRH2B and the address at 27A, 23/F, Building 1, No. A48 Zhichun Road, Haidian District, Beijing (hereinafter referred to as “Jianzhi Beijing”). 100% shares of Jianzhi Beijing are ultimately beneficially held by Jianzhi Education Technology Group Company Limited (“Ultimate Controlling Shareholder”), a limited liability company incorporated in Cayman Islands.

Beijing Sentu Education Technology Co., Ltd., a joint-stock company established and existing in accordance with PRC laws, with a unified social credit code of 91110108576937402H and the address at 27B, Building 1, No. A48 Zhichun Road, Haidian District, Beijing (“Operating Entity”).

Wang Peixuan, a natural person of Chinese nationality, ID Card No. [***].

Zhang Zhige, a natural person of Chinese nationality, ID Card No. [***].

Li Jingru, a natural person of Chinese nationality, ID Card No. [***].

Lian Yu, a natural person of Chinese nationality, ID Card No. [***].

Qiu Mingjing, a natural person of Chinese nationality, ID Card No. [***].

Chen Ling, a natural person of Chinese nationality, ID Card No. [***].

Huang Zhihai, a natural person of Chinese nationality, ID Card No. [***].

Guo Jianbing, a natural person of Chinese nationality, ID Card No. [***].

Wu Yuxiao, a natural person of Chinese nationality, ID Card No. [***].

(Li Meiliang, Li Jinbiao, Wang Peixuan, Zhang Zhige, Li Jingru, Lian Yu, Qiu Mingjing, Chen Ling, Huang Zhihai, Guo Jianbing and Wu Yuxiao are collectively referred to as “Individual Shareholders”, and Wang Peixuan, Zhang Zhige, Li Jingru, Lian Yu, Qiu Mingjing, Chen Ling, Huang Zhihai, Guo Jianbing and Wu Yuxiao are collectively referred to as the “Indirect shareholders”; Indirect shareholders and the Clients are hereinafter collectively referred to as the “Shareholders”.)

The aforesaid Parties to the Agreement shall be hereinafter individually referred to as a “Party” and collectively referred to as the “Parties”.

Whereas:

1.	The Clients are registered legal shareholders of the Operating Entity and hold 100% equity of the Operating Entity (“Equity”) in total. Pursuant to PRC laws and regulations and the Articles of Association of the Operating Entity, they enjoy various rights of the Operating Entity’s shareholders;

2.	Wang Peixuan and Zhang Zhige are registered legal shareholders of Client A, holding 100% equity of Client A in total. Pursuant to PRC laws and regulations and the Articles of Association of Client A, they enjoy various rights of Client A’s shareholders;

3.	Li Jingru, Lian Yu, Qiu Mingjing, Chen Ling, Huang Zhihai, Guo Jianbing and Wu Yuxiao are registered legal shareholders of Client B, holding 100% equity of Client B in total. Pursuant to PRC laws and regulations and the Articles of Association of Client B, they enjoy various rights of Client B’s shareholders;

4.	The Operating Entity and Jianzhi Beijing signed an Exclusive Business Cooperation Agreement (“Service Agreement”) on June 26, 2018;

5.	By signing the Agreement, the Shareholders hereby separately and jointly agree and confirm that the Clients irrevocably authorize and entrust (i) Jianzhi Beijing; (ii) directors authorized by Jianzhi Beijing and their successors; and (iii) any liquidator (the entities and persons mentioned in the foregoing (i), (ii) and (iii), hereinafter collectively referred to as the “Trustees”. For the avoidance of doubt, a Trustee cannot be a shareholder of a Client or any shareholder of the Operating Entity) to exercise all the rights as a shareholder of the Operating Entity on behalf of the Clients;

6.	The Individual Shareholders have issued a written Letter of Commitment of Individual Shareholders (“Individual Registered Shareholders’ Undertakings”) with regard to the Agreement and their rights and interests held directly or indirectly in the Operating Entity to the Board of Directors of the Ultimate Controlling Shareholder on the date of execution of the Agreement;

In witness whereof, the Agreement has been reached and concluded by the Parties as below through consultation:

1.	Shareholders’ Voting Rights and Other Shareholders’ Rights

1.1	Subject to the terms and conditions of the Agreement, the Clients will authorize the Trustees to exercise on its behalf all the rights enjoyed by the shareholder of the Operating Entity under PRC laws and the Articles of Association of the Operating Entity, including but not limited to the following:

(1)	Propose, convene and participate in the general meeting of shareholders of the Operating Entity;

(2)	Right to submit proposals to the general meeting of shareholders of the Operating Entity;

(3)	Exercise the shareholder’s right, on behalf of the Clients, to vote on all matters that need to be discussed and resolved by the general meeting of shareholders (including but not limited to designate and elect the legal representative (Chairman), directors, supervisors, chief executive officer (or manager) and other senior executives of the Operating Entity, decide on the liquidation and dissolution of the Operating Entity, appoint and delegate members of the liquidation team and/or its agents of the Operating Entity, approve the liquidation plan and liquidation report, sell, transfer, pledge or dispose of part or all of the Equity and participate in dividends or any other form of distribution of the Operating Entity);

(4)	Nominate, designate and appoint the legal representative (Chairman), directors, supervisors, chief executive officer (or manager) and other senior executives of the Operating Entity;

(5)	Sign the minutes of the shareholders’ meeting, the resolutions of the shareholders’ meeting and other legal documents that the Clients are entitled to sign as a shareholder of the Operating Entity, submit documents to the industrial and commercial administration department or other competent government departments, and handle legal procedures such as company registration, examination and approval, and permission;

(6)	Instruct the directors and legal representatives of the Operating Entity to act according to the will of the Trustees;

(7)	Right to ask questions and make suggestions on the operation of the Operating Entity;

(8)	Decide to transfer or otherwise dispose of the Equity of the Operating Entity held by the Clients;

(9)	In case of bankruptcy, liquidation or dissolution of the Operating Entity, form a liquidation team and exercise the powers enjoyed by the liquidation team during liquidation according to law, including but not limited to managing the property of the Operating Entity and exercising voting rights on behalf of the Clients; and

(10)	Any other shareholders’ rights as stipulated by PRC laws and regulations and the Articles of Association of the Operating Entity (as amended from time to time).

1.2	To enable the Trustees to effectively implement and exercise the powers and rights granted to the Trustees under Article 1.1 above, the Indirect shareholders and the Clients promise and agree as follows:

1.2.1	The Trustees does not need to seek for opinions or obtain the consent of the Clients in advance to exercise the rights under Article 1.1 above;

1.2.2	If the Trustees are required by any laws, regulations or any government agency to issue or sign a special power of attorney, government approval application documents or similar documents or to go through relevant formalities (such as notarization of the power of attorney, etc.) for a specific entrusted matter, it shall immediately issue and/or cooperate with the execution of relevant documents according to such requirements; and

1.2.3	The Clients shall promptly take all actions necessary to procure and ensure the implementation of all resolutions made by the Trustees at the board meeting or shareholders’ meeting of the Operating Entity. The Clients shall not, in its capacity as a shareholder of the Operating Entity, delay or refuse the adoption and/or implementation of any of the aforesaid resolutions at the level of the Operating Entity.

1.3	To enable the Trustees to effectively implement and exercise the powers and rights granted to the Trustees under Article 1.1 above, the Operating Entity promises and agrees as follows:

1.3.1.	Execute all resolutions made by the Trustees at the board meeting or shareholders’ meeting of the Operating Entity without violating relevant laws and regulations, including but not limited to immediately issuing relevant documents and/or cooperating with the execution of relevant documents as required by the Trustees;

1.3.2.	The Operating Entity shall cooperate with the Trustees in learning its operation details. The Operating Entity shall make available to the Trustees any company books, accounts, records and other documents. The Trustees shall be entitled to extract or copy such books, accounts, records and other documents; and

1.3.1	Provide all other assistance as necessary, including but not limited to timely signing the resolutions of shareholders’ meeting or other relevant legal documents of the Operating Entity made by the Trustees when necessary (for example, to meet the submission requirements of documents by government departments for approval, registration and filing).

1.4	The Shareholders and Clients agree and acknowledge that the Shareholders and Clients should endeavor to avoid any actual and/or potential conflicts of interest with any rights granted to the Trustees hereunder.

1.5	Without limiting the generality of the powers and rights granted hereunder, the Trustees shall have the power and authority hereunder to sign the Transfer Agreement agreed in the Exclusive Call Option Agreement and the Voting Rights Proxy Agreement on behalf of the Clients (when the Clients are required to be a party to the Agreement) , and to exercise and perform the rights and obligations of Equity Pledge Agreement, Exclusive Call Option Agreement and Voting Rights Proxy Agreement as a party to the Agreement. For the aforementioned purposes, the “Equity Pledge Agreement”, “Exclusive Call Option Agreement” and “Voting Rights Proxy Agreement” refer to relevant agreements signed by the Clients, the Operating Entity, the Trustees and other parties (if applicable) on the same day of the Agreement.

1.6	All the behaviors of the Trustees in exercising the Equity shall be regarded as the behaviors of the Clients, and all the relevant documents signed shall be regarded as signed by the Clients. In doing so, the Trustees can act according to his own will, without the prior consent from the Clients or any Shareholders. The Shareholders and the Clients hereby acknowledge and approve the Trustees’ actions and/or documents, and acknowledge and bear the legal consequences arising therefrom.

1.7	The Indirect shareholders and the Clients agree and acknowledge that under no circumstances should the Trustees be required to bear any responsibility or make any economic or other compensation to other parties or any third party for exercise of the rights hereunder. The Indirect shareholders and the Clients agree to indemnify the Trustees harmless from all losses suffered or likely to suffer as a result of the entrustment right, including but not limited to any losses arising from any lawsuit, recovery, arbitration, claim or administrative investigation or punishment by any third party against the Trustees. However, if the losses are caused by the Trustees’ gross negligence or willful misconduct, such losses shall not be compensated.

1.8	During the term of the Agreement, the Clients shall not, without the prior written consent of the Trustees, terminate or rescind the Agreement in advance, and shall not take any actions or omissions that are contrary to or inconsistent with the exercise of the powers and rights granted to the Trustees under Article 1.1 above.

1.9	Within the term of the Agreement, the Clients shall not take or cause the Operating Entity to take any actions that are contrary to or inconsistent with the resolutions made by the Trustees at the board meeting or general meetings of shareholders of the Operating Entity.

1.10	The Clients shall not take any action to question, challenge, dispute or oppose the validity and enforcement of the Exclusive Business Cooperation Agreement and the Agreement, as well as the validity and enforcement of transactions conducted pursuant to the Exclusive Business Cooperation Agreement or the Agreement.

1.11	If the operation or decision of the Operating Entity must be approved by the Clients as a shareholder, the Clients shall not make any voting approval without the prior written consent of the Trustees.

1.12	Without the prior written consent of the Trustees, the Clients shall not conclude any contract or agreement binding on the Operating Entity, increase the obligations undertaken by the Operating Entity, or engage in any violation of the Agreement.

1.13	Within the term of the Agreement, the Clients hereby waives and shall not exercise all the rights and rights related to Equity that have been entrusted to the Trustees hereunder.

1.14	The Parties agree and acknowledge that in the event of any individual shareholder’s death, incapacity or other circumstances that may affect the holding or exercising of the equity of the Clients and the Operating Entity indirectly held by him (including divorce), (i) any successor, guardian or manager of the relevant Individual Shareholders or (ii) any natural person or institution designated by Jianzhi Beijing according to the Individual Registered Shareholders’ Undertakings signed by these Individual Shareholders (“Designated Assignee”) shall be regarded as a party of the Agreement and shall assume all the rights and obligations of the relevant Individual Shareholders hereunder. Any successor, guardian or manager of any individual shareholder shall not inherit or manage the Equity of the Operating Entity directly or indirectly held by the individual shareholder unless they undertake to continue to abide by the provisions of the Agreement. In case of any succession or equity transfer under the Individual Registered Shareholders’ Undertakings, the Shareholders will complete all necessary procedures and take all necessary actions to procure the required government approval (if applicable) for such equity transfer.

1.15	The Parties agree and acknowledge that if Client A and Client B become persons without or with limited capacity for civil conduct due to bankruptcy, liquidation or other reasons, their successors, managers or receivers shall be deemed to be a party to the Agreement and shall assume all the rights and obligations of Client A and Client B hereunder. Client A and any successor, manager or receiver of the Clients shall not inherit or manage the Equity of the Operating Entity directly or indirectly held by the individual shareholder unless they undertake to continue to abide by the provisions of the Agreement.

1.16	Provided that the Clients or their successors are registered shareholders of the Operating Entity, the Agreement shall be irrevocable from the date of execution and shall remain in force and effect unless instructed in writing to the contrary by the Trustees.

1.17	Continued validity of authorization and entrustment

The Clients irrevocably agree that the authorization and entrustment agreed in the Agreement shall not be invalidated, revoked, derogated or otherwise adversely changed due to the increase, decrease, merger and other similar events of the Clients’ equity interests in the Operating Entity.

The Clients irrevocably agree that the authorization and entrustment agreed in the Agreement shall not be invalidated, revoked, derogated or otherwise adversely changed due to bankruptcy, liquidation, incapacity, limitation of capacity, death, divorce or other similar events of the Clients.

The Clients irrevocably agree that the provisions hereof are an integral part of the equity interests of the Clients and the Operating Entity. Any legal and/or agreed successors, assignees, agents or other similar persons of the Clients who acquire and/or exercise an equity interest/right in the Operating Entity shall be deemed to agree to and assume the rights and obligations hereunder.

2.	Representations and Warranties

The Shareholders, the Operating Entity and the Trustees make the following representations and warranties:

(a)	It has all the powers and capabilities necessary to conclude the Agreement and fulfill its obligations and responsibilities hereunder;

(b)	Its obligations and responsibilities hereunder are legal, effective and binding, and enforceable according to its terms;

(c)	The Clients are the legal owner of the Equity of the Operating Entity held by them, without any existing dispute about the ownership of the Equity, and the Trustees can fully exercise the entrustment right according to the Agreement;

(d)	Conduct and engage in all actions that need to be taken, met or implemented, and all conditions and matters (including obtaining any required consent, approval and authorization, if required by laws) to:

(i)	Make it legally enter into the Agreement, exercise its rights hereunder, and perform and abide by its obligations and responsibilities hereunder;

(ii)	Ensure that its obligations and responsibilities hereunder are legal, effective and binding; and

(iii)	Make the Agreement an acceptable evidence under applicable laws.

(e)	The conclusion of the Agreement, the exercise of its rights hereunder, and the performance and observance of its obligations and responsibilities hereunder have not violated or contradicted the following items or exceeded any powers or restrictions granted or imposed by the following items:

(i)	Any laws, regulations, rules or regulations, any judgments, orders or rulings, or any consent, approval or authorization to which it is subject; or

(ii)	Any clause of its Articles of Association or any other applicable documents or organizational documents; or

(iii)	Any term of any agreement or document to which it is a party or any of its assets are bound.

(f)	It has obtained all approvals and authorizations from any government or other agency (if required by laws) or any Trustees thereof required for the conclusion and performance of the Agreement and to render the Agreement lawful and effective and in full force and effect.

3.	Severability

One or more provisions hereof ruled to be invalid, illegal or unenforceable in any respect under any law or regulation shall not affect or impair the validity, legality or enforceability of any other provisions hereof in any respect. The Parties shall endeavor to, through consultations in good faith, replace the invalid, illegal or unenforceable provisions with such effective provisions as permitted by law and desired by the Parties to the maximum extent. The economic effects of such effective provisions shall be as similar as possible to those invalid, illegal or unenforceable provisions.

4.	Term of License

The term of the power and rights granted to the Trustees hereunder shall be equal to the term of the Service Agreement signed by Jianzhi Beijing and the Operating Entity.

5.	Notices

5.1	All notices and other communications required or permitted to be given under the Agreement shall be delivered by hand, registered post with postage prepaid, commercial courier service or fax to the Parties at the following address. Each notice shall also be confirmed by e-mail. The date on which such notice is deemed as served is determined as follows:

(i)	If a notice is given by hand, courier service or registered post with postage prepaid, it shall be deemed as duly served on the date of delivery or rejection to the designated address set forth in the notice.

(ii)	If a notice is sent by fax, it shall be deemed as duly served on the date of successful transmission (as evidenced by the automatically generated confirmation information of the transmission).

5.2	For the purpose of the notice, the addresses of the Parties are as follows:

Company:	Jianzhi Century Technology (Beijing) Co., Ltd.
Address:	[***]
To:	[***]

Company:	Beijing Rongde Times Investment Management Co., Ltd.
Address:	[***]
To:	[***]

Company:	Beijing Zhongsi Zhida Investment Management Co., Ltd.
Address:	[***]
To:	[***]

Company:	Beijing Sentu Education Technology Co., Ltd.
Address:	[***]
To:	[***]

Name:	Li Meiliang
Address:	[***]

Name:	Li Jinbiao
Address:	[***]

Name:	Wang Peixuan
Address:	[***]

Name:	Zhang Zhige
Address:	[***]

Name:	Li Jingru
Address:	[***]

Name:	Lian Yu
Address:	[***]

Name:	Qiu Mingjing
Address:	[***]

Name:	Chen Ling
Address:	[***]

Name:	Huang Zhihai
Address:	[***]

Name:	Guo Jianbing
Address:	[***]

Name:	Wu Yuxiao
Address:	[***]

5.3	The address where notices are to be sent may be changed by either Party at any time after sending a notice to the other Parties in accordance with this clause.

6.	Duty of Confidentiality

The Parties further agree and confirm that any oral or written information provided by and/or exchanged among them in connection with the Agreement belongs to confidential information. Each Party shall keep confidential all such information and shall not disclose any relevant information to any third party without the written consent of the other Parties, except that: (a) such information is or will be publicly known (not for the disclosure of the receiving Party); (b) such information is required to be disclosed by applicable laws, rules or regulations of any stock exchange, or requirement or order of a government sector, court, arbitration institution or other regulatory authorities; or (c) such information is disclosed by either Party to its legal or financial adviser or other professional advisors in connection with the transactions stated herein and such legal or financial adviser or other professional advisors shall be subject to the duty of confidentiality similar to this Article. The disclosure of any confidential information by any staff or organization employed by either party shall be deemed as the disclosure of such confidential information by such party, and such party shall be held legally liable for any breach of the Agreement. The Parties agree that the Article shall remain in force and effect regardless of whether the Agreement is invalid, or modified, dissolved or terminated for any reason, or rendered inoperable.

7.	Applicable Law, Dispute Resolution and Change of Law

7.1	The execution, effectiveness, interpretation, performance, amendment and termination of the Agreement and the resolution of disputes hereunder shall be governed by the officially published and publicly available laws of the PRC. Matters not covered in the officially published and publicly available laws of the PRC shall be governed by the principles and practices of international law.

7.2	Any dispute arising out of the interpretation and performance of the Agreement shall be solved by the Parties through friendly consultation. In case no settlement can be reached within 30 days after either Party requests to resolve the dispute through consultation, the dispute may be submitted to PRC International Economic and Trade Arbitration Commission (CIETAC) for arbitration by either Party in accordance with the arbitration rules of CIETAC then effective. The arbitration shall take place in Beijing. The arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties.

7.3	In case of any dispute arising out of the interpretation and performance of the Agreement, or any pending arbitration, the Parties hereto shall continue to exercise their rights and perform their obligations hereunder, except for the matters in dispute.

7.4	If, at any time after the execution of the Agreement, any PRC laws, regulations or rules are promulgated or changed, or the interpretation or application of such laws, regulations or rules is changed, the following provisions shall apply: (a) If the change of laws or newly enacted regulations is more favorable to either party than the relevant laws, regulations, decrees or regulations in force as of the date of the Agreement (without significant adverse effect to the other parties), the Parties shall timely modify the Agreement to benefit from such change or new provision; Or, the Parties shall promptly apply for benefits arising from such change or new provision. The Parties shall do their best to obtain approval for such application; (b) If the economic interests of either party hereunder are materially and adversely affected, directly or indirectly, by such legal changes or newly enacted provisions, the Parties shall use all lawful means to obtain an exemption from compliance with such changes or provisions and use their best efforts to continue the execution of the Agreement in accordance with its original terms. If the adverse impact on the economic interests of either party cannot be resolved in accordance with the provisions of the Agreement, the parties shall, after the affected party notifies the other parties, negotiate in time and make all necessary amendments to the Agreement as permitted by PRC laws to maintain the economic interests of the affected party hereunder; And (c)If any of the aforesaid legal changes or newly enacted provisions render the existence or performance of the terms of the Agreement illegal or contrary to such PRC laws, the Parties shall use their best efforts and, as required by Party B, immediately take all actions, as far as practicable, necessary to maintain the validity of the Agreement or to realize the intent and purpose of the Agreement in an appropriate, enforceable and most similar manner.

7.5	Subject to the provisions of PRC laws, the arbitral tribunal may order indemnity, injunctive relief (including but not limited to for the purpose of conducting business or for the purpose of forcible transfer of assets) or liquidation of the Client in respect of the equity interest or property interest. After the arbitration award takes effect, either Party shall be entitled to apply to a competent court for enforcement of the arbitration award. Subject to the provisions of PRC laws, upon the request of a disputing party, the court with jurisdiction shall be entitled to provide temporary relief measures to the disputing party while waiting for the formation of the arbitration tribunal or under other appropriate circumstances permitted by law as a property preservation or enforcement measure. Subject to the provisions of PRC laws, (i) Hong Kong, (ii) Cayman Islands, and (iii) the place of incorporation of the Operating Entity (that is, Beijing, PRC); And (iv) the court where the Ultimate Controlling Shareholder or the principal assets of the Operating Entity are located has jurisdiction over the aforesaid purposes.

8.	Assignment

8.1	The Shareholders or the Operating Entity shall not transfer its rights and obligations hereunder to any third party without the written consent of the Trustees.

8.2	Jianzhi Beijing shall be entitled, in its sole discretion, to sub-delegate or transfer the rights authorized by the Clients to its directors, managers or other employees without prior notice or consent from the Clients.

9.	Revision, Modification and Supplementation

9.1	Any revision, modification and supplementation hereto shall be signed by the Parties in written agreement.

9.2	The Parties shall amend the Agreement accordingly in the event of any suggestion by the Stock Exchange of Hong Kong Limited or other regulatory authorities or exchanges to amend the Agreement, or any change in the rules or requirements relating to the listing of securities of the Stock Exchange of Hong Kong Limited in connection with the Agreement.

10.	Survival

10.1	Any obligation arising under the Agreement or becoming due prior to the expiration or early termination of the Agreement shall survive the expiration or early termination hereof.

10.2	The provisions of Article 5, Article 7 and Article 10 hereof shall survive the termination of the Agreement.

11.	Miscellaneous

11.1	The Agreement is written in Chinese and is made out in eighteen (18) originals, with each Party holding one (1) original and the remaining originals kept by Jianzhi Beijing for future use. Each original shall be equally authentic.

11.2	The Agreement shall be binding upon the legal assigns and successors of the Parties hereto.

11.3	Except for the written revision, supplementation or modification made after the execution hereof, the Agreement shall constitute the entire Agreement between the Parties with respect to the subject matter hereof and supersede any and all previous oral or written consultations, representations and contracts between them with respect to the subject matter hereof.

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Beijing Rongde Times Investment Management Co., Ltd.

By:	/s/ Wang Peixuan
Name: Wang Peixuan
Title: Legal Representative

Date of Signing: June 26, 2018

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Beijing Zhongsi Zhida Investment Management Co., Ltd.

By:	/s/ Li Jingru
Name: Li Jingru
Title: Legal Representative

Date of Signing: June 26, 2018

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By:	/s/ Li Meiliang
Name: Li Meiliang

Date of Signing: June 26, 2018

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By:	/s/ Li Jinbiao
Name: Li Jinbiao

Date of Signing: June 26, 2018

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Jianzhi Century Technology (Beijing) Co., Ltd.

By:	/s/ Li Jingru
tn	Name: Li Jingru
Title: Legal Representative

Date of Signing: June 26, 2018

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Beijing Sentu Education Technology Co., Ltd.

By:	/s/ Wang Peixuan
Name: Wang Peixuan
Title: Legal Representative

Date of Signing: June 26, 2018

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By:	/s/ Wang Peixuan
Name: Wang Peixuan

Date of Signing: June 26, 2018

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By:	/s/ Zhang Zhige
Name: Zhang Zhige

Date of Signing: June 26, 2018

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By:	/s/ Li Jingru
Name: Li Jingru

Date of Signing: June 26, 2018

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By:	/s/ Lian Yu
Name: Lian Yu

Date of Signing: June 26, 2018

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By:	/s/ Qiu Mingjing
Name: Qiu Mingjing

Date of Signing: June 26, 2018

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By:	/s/ Chen Ling
Name: Chen Ling

Date of Signing: June 26, 2018

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By:	/s/ Huang Zhihai
Name: Huang Zhihai

Date of Signing: June 26, 2018

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By:	/s/ Guo Jianbing
Name: Guo Jianbing

Date of Signing: June 26, 2018

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By:	/s/ Wu Yuxiao
Name: Wu Yuxiao

Date of Signing: June 26, 2018